                                                                    EXHIBIT 99.6

                        EXECUTIVE EMPLOYMENT AGREEMENT


     This Employment Agreement ("Agreement"), including the attached Exhibit "A," is entered into between Coda Acquisition, Inc. ("Employer"), and J. William Freeman an individual currently residing at 1639 Handley, Dallas, Texas 75208 ("Employee"), to be effective as of the Effective Date (as hereinafter defined).

                                  WITNESSETH:

     WHEREAS, concurrently with the execution and delivery of this Agreement, Employer, Coda Energy, Inc., a Delaware corporation ("Coda"), and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership, are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Employer with and into Coda (the "Merger").

     WHEREAS, Employer is desirous of having Coda, as the surviving corporation of the Merger, continue to employ Employee, effective as of the date on which the "Effective Time," as defined in the Merger Agreement, occurs (the "Effective Date"), pursuant to the terms and conditions and for the consideration set forth in this Agreement, and Employee is desirous of entering into such employment relationship pursuant to such terms and conditions and for such consideration.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Employer and Employee agree as follows:

ARTICLE 1:  EMPLOYMENT AND DUTIES:

     1.1. Employer agrees to employ Employee, and Employee agrees to be employed by Employer, beginning as of the Effective Date and continuing until the date set forth on Exhibit "A" (the "Term"), subject to the terms and conditions of this Agreement.

     1.2. Employee initially shall be employed in the position set forth on Exhibit A. Employer may not assign Employee to a new position or relocate Employee, without Employee's prior consent. Employer may not materially modify Employee's duties and responsibilities without Employee's prior consent, which shall not be unreasonably withheld, provided that notwithstanding the foregoing, Employer may assign such additional or different duties and services appropriate to Employee's position which Employee from time to time may be reasonably directed to perform by Employer. Employee agrees to serve in the assigned position and to perform diligently and to the best of Employee's abilities the duties and services appertaining to such position. Employee shall at all times comply with and be subject to such policies and procedures as Employer may establish from time to time.

     1.3. Employee shall, during the period of Employee's employment by Employer, devote Employee's full business time, energy, and best efforts to the business and affairs of Employer. Employee may not engage, directly or indirectly, in any other business, investment, or activity that requires any significant portion of Employee's business time.

     1.4. In connection with Employee's employment by Employer, Employer shall endeavor to provide Employee access to such confidential information pertaining to the business and services of Employer as is appropriate for Employee's employment responsibilities. Employer also shall endeavor to provide to Employee the opportunity to develop business relationships with those of Employer's clients and potential clients that are appropriate for Employee's employment responsibilities.

     1.5. Employee acknowledges and agrees that Employee owes a fiduciary duty of loyalty, fidelity and allegiance to act at all times in the best interests of the Employer and to do no act which would injure Employer's business, its interests, or its reputation. It is agreed that any direct or indirect interest in, connection with, or benefit from any outside activities, particularly commercial activities, which interest might in any way adversely affect Employer or any of its affiliates, involves a possible conflict of interest. In keeping with Employee's fiduciary duties to Employer, Employee agrees that Employee shall not knowingly become involved in a conflict of interest with Employer or its affiliates, or upon discovery thereof, allow such a conflict to continue. Moreover, Employee agrees that Employee shall disclose to Employer's General Counsel any facts that might involve such a conflict of interest that has not been approved by Employer's Board of Directors.

     1.6. Employer and Employee recognize that it is impossible to provide an exhaustive list of actions or interests that constitute a "conflict of interest." Moreover, Employer and Employee recognize there are many borderline situations. In some instances, full disclosure of facts by the Employee to Employer's General Counsel may be all that is necessary to enable Employer or its affiliates to protect its interests. In others, if no improper motivation appears to exist and the interests of Employer or its affiliates have not suffered, prompt elimination of the outside interest will suffice. In still others, it may be necessary for Employer to terminate the employment relationship. Employer reserves the right to take such action as, in its judgment, will end the conflict.

     1.7. Any potential conflict of interest existing prior to the execution of this Agreement shall be disclosed to Employer prior to execution. Employer agrees that such disclosed potential conflicts of interest are not conflicts of interest pursuant to Section 1.5 or 1.6 absent a material change in such action or interest.

ARTICLE 2:  COMPENSATION AND BENEFITS:

     2.1. Employee's base salary during the Term shall be not less than the amount set forth under the heading "Monthly Base Salary" on Exhibit A (as such salary amount may be increased from time to time (the "Base Salary")), which shall be paid in semimonthly installments in accordance with Employer's standard payroll practice.

     2.2. Employee shall be eligible to participate in any incentive compensation program of Employer.

     2.3. While employed by Employer (both during the Term and thereafter), Employee shall be allowed to participate, on the same basis generally as other employees of Employer, in all general employee benefit plans and programs, including improvements or modifications of the same, which on the effective date or thereafter are made available by Employer to all or substantially all of Employer's employees. Such benefits, plans, and programs may include, without limitation, medical, health, and dental care, life insurance, disability protection, and pension plans. Nothing in this Agreement is to be construed or interpreted to provide greater rights, participation, coverage, or benefits under such benefit plans or programs than provided to similarly situated employees pursuant to the terms and conditions of such benefit plans and programs.

     2.4. Employer shall not by reason of this Article 2 be obligated to institute, maintain, or refrain from changing, amending, or discontinuing, any such incentive compensation or employee benefit program or plan, so long as such actions are similarly applicable to covered employees generally. Moreover, unless specifically provided for in a written plan document adopted by the Board

                                    -Page 2-
of Directors of Employer, none of the benefits or arrangements described in this
Article 2 shall be secured or funded in any way, and each shall instead constitute an unfunded and unsecured promise to pay money in the future exclusively from the general assets of Employer.

     2.5. Employer may withhold from any compensation, benefits, or amounts payable under this Agreement all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

ARTICLE 3:  TERMINATION PRIOR TO EXPIRATION OF TERM AND EFFECTS OF SUCH
            TERMINATION:

     3.1. Notwithstanding any other provisions of this Agreement, Employer shall have the right to terminate Employee's employment under this Agreement at any time prior to the expiration of the Term for any of the following reasons:

     (i) For "cause" upon the good faith determination by the Employer's management committee (or, if there is no management committee, the highest applicable level of management) of Employer that "cause" exists for the termination of the employment relationship. As used in this Section 3.1(i), the term "cause" shall mean [a] Employee's gross negligence or willful misconduct in the performance of the duties and services required of Employee under his or her employment agreement with the Employer [b] Employee's final conviction of a felony or of a misdemeanor involving moral turpitude; [c] Employee's involvement in a conflict of interest as referenced in Sections 1.5-
            1.6 for which Employer makes a determination to terminate the employment of Employee; or [d] Employee's material breach of any material provision of this Agreement which remains uncorrected for thirty (30) days following written notice to Employee by Employer of such breach. It is expressly acknowledged and agreed that the decision as to whether "cause" exists for termination of the employment relationship by Employer is delegated to the management committee (or, if there is no management committee, the highest applicable level of management) of Employer for determination. If Employee disagrees with the decision reached by Employer, the dispute will be limited to whether the management committee (or, if there is no management committee, the highest applicable level of management) of Employer reached its decision in good faith;

     (ii) for any other reason whatsoever, with or without cause, in the sole discretion of the management committee (or, if there is no management committee, the highest applicable level of management) of Employer;

     (iii)  upon Employee's death; or

     (iv) upon Employee's becoming incapacitated by accident, sickness, or other circumstance which renders him or her mentally or physically incapable of performing the duties and services required of Employee.

The termination of Employee's employment by Employer prior to the expiration of the Term shall constitute a "Termination for Cause" if made pursuant to Section 3.1(i); the effect of such termination is specified in Section 3.4. The termination of Employee's employment by Employer prior to the expiration of the Term shall constitute an "Involuntary Termination" if made pursuant to Section 3.1(ii); the effect of such termination is specified in Section 3.5. The effect of the employment relationship being terminated pursuant to Section 3.1(iii) as a result of Employee's death is specified in Section 3.6. The effect of the employment relationship being terminated pursuant to Section 3.1(iv) as a result of the Employee becoming incapacitated is specified in Section 3.7.

                                    -Page 3-

     3.2    Notwithstanding any other provisions of this Agreement except
Section 7.5, Employee shall have the right to terminate the employment relationship under this Agreement at any time prior to the expiration of the Term of employment for any of the following reasons:

     (i) a material breach by Employer of any material provision of this Agreement which remains uncorrected for 30 days following written notice of such breach by Employee to Employer (a breach of Section
            1.2 shall be conclusively deemed a material breach of this Agreement); or

     (ii)   for any other reason whatsoever, in the sole discretion of Employee.

The termination of Employee's employment by Employee prior to the expiration of the Term shall constitute an "Involuntary Termination" if made pursuant to
Section 3.2(i); the effect of such termination is specified in Section 3.5. The termination of Employee's employment by Employee prior to the expiration of the Term shall constitute a "Voluntary Termination" if made pursuant to Section 3.2(ii); the effect of such termination is specified in Section 3.3.

     3.3 Upon a "Voluntary Termination" of the employment relationship by Employee prior to expiration of the Term, all future compensation to which Employee is entitled and all future benefits for which Employee is eligible shall cease and terminate as of the date of termination, except as may otherwise be provided in the Stockholders Agreement dated October 30, 1995 among Coda Acquisition, Inc. and the persons listed on the signature pages thereto, including Employee (the "Stockholders Agreement"). Employee shall be entitled to pro rata salary through the date of such termination plus any other payments generally available to other departing employees of Employer (e.g., unused vacation, personal days, etc.), but Employee shall not be entitled to any individual bonuses or individual incentive compensation not yet paid at the date of such termination.

     3.4 If Employee's employment hereunder shall be terminated by Employer for Cause prior to expiration of the Term, all future compensation to which Employee is entitled and all future benefits for which Employee is eligible shall cease and terminate as of the date of termination, except as may otherwise be provided in the Stockholders Agreement. Employee shall be entitled to pro rata salary through the date of such termination, but Employee shall not be entitled to any individual bonuses or individual incentive compensation not yet paid at the date of such termination.

     3.5 Upon an Involuntary Termination of the employment relationship by either Employer or Employee prior to expiration of the Term, Employee shall be entitled, in consideration of Employee's continuing obligations hereunder after such termination (including, without limitation, Employee's non-competition obligations), to receive the Base Salary as if Employee's employ ment (which shall cease on the date of such Involuntary Termination) had continued for the full Term of this Agreement, and Employee shall continue to have his rights under the Stockholders Agreement in accordance with the terms and provisions thereof. Employee shall not be under any duty or obligation to seek or accept other employment following Involuntary Termination and the amounts due Employee hereunder shall not be reduced or suspended if Employee accepts subsequent employment. Employee's rights under this Section 3.5 are Employee's sole and exclusive rights against Employer or its affiliates, and Employer's sole and exclusive liability to Employee under this Agreement, in contract, tort, or otherwise, for any Involuntary Termination of the employment relationship. Employee covenants not to sue or lodge any claim, demand or cause of action against Employer for any sums for Involuntary Termination other than those sums specified in this Section 3.5. If Employee breaches this covenant, Employer shall be entitled to recover from Employee all sums expended by Employer (including costs and attorneys fees) in connection with such suit, claim, demand or cause of action.

                                    -Page 4-

     3.6 Upon termination of the employment relationship as a result of Employee's death, Employee's heirs, administrators, or legatees shall be entitled to Employee's pro rata Base Salary through the date of such termination plus any other payments generally available to other departing employees of Employer (e.g., unused vacation, personal days, etc.), but Employee's heirs, administrators, or legatees shall not be entitled to any individual bonuses or individual incentive compensation not yet paid to Employee at the date of such termination, except as may otherwise be provided in the Stockholders Agreement.

     3.7 Upon termination of the employment relationship as a result of Employee's incapacity, Employee shall be entitled to his or her pro rata Base Salary through the date of such termination plus any other payments generally available to other departing employees of Employer (e.g., unused vacation, personal days, etc.), but Employee shall not be entitled to any individual bonuses or individual incentive compensation not yet paid to Employee at the date of such termination, except as may otherwise be provided in the Stockholders Agreement.

     3.8 Termination of the employment relationship does not terminate those obligations imposed by this Agreement which are continuing obligations, including, without limitation, Employee's obligations under Articles 5 and 6.

ARTICLE 4:  CONTINUATION OF EMPLOYMENT BEYOND TERM; TERMINATION AND EFFECTS OF
            TERMINATION:

     4.1 Should Employee remain employed by Employer beyond the expiration of the Term specified on Exhibit "A," such employment shall convert to a month-to-month relationship terminable at any time by either Employer or Employee for any reason whatsoever, with or without cause. Upon such termination of the employment relationship by either Employer or Employee for any reason whatsoever, all future compensation to which Employee is entitled and all future benefits for which Employee is eligible shall cease and terminate. Employee shall be entitled to pro rata salary through the date of such termina tion, but Employee shall not be entitled to any individual bonuses or individual incentive compensation not yet paid at the date of such termination. Nothing herein precludes Employee from participating in any severance program or policy instituted by the Employer under which Employee is otherwise eligible.

ARTICLE 5:  OWNERSHIP AND PROTECTION OF INFORMATION; COPYRIGHTS:

     5.1 All information, ideas, concepts, improvements, discoveries, and inventions, whether patentable or not, which are conceived, made, developed or acquired by Employee, individually or in conjunction with others, during Employee's employment by Employer (whether during business hours or otherwise and whether on Employer's premises or otherwise) and that relate to Employer's business, products or services (including, without limitation, all such information relating to corporate opportunities, research, financial and sales data, pricing and trading terms, evaluations, opinions, interpreta tions, acquisition prospects, the identity of customers or their requirements, the identity of key contacts within the customer's organizations or within the organization of acquisition prospects, or marketing and merchandising techniques, prospective names, and marks) shall be disclosed to Employer and are and shall be the sole and exclusive property of Employer. Moreover, all drawings, memoranda, notes, records, files, correspondence, drawings, manuals, models, specifications, computer programs, maps and all other writings or materials of any type embodying any of such information, ideas, concepts, improvements, discoveries, and inventions are and shall be the sole and exclusive property of Employer.

                                    -Page 5-

     5.2 Employee acknowledges that the business of Employer and its affiliates is highly competitive and that their strategies, methods, books, records, and documents, their technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning their customers and business affiliates, all comprise confidential business information and trade secrets which are valuable, special, and unique assets which Employer or its affiliates use in their business to obtain a competitive advantage over their competitors. Employee further acknowledges that protection of such confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to Employer or its affiliates in maintaining their competitive position. Employee hereby agrees that Employee will not, at any time during or after his or her employment by Employer, make any unauthorized disclosure of any confidential business information or trade secrets of Employer or its affiliates, or make any use thereof, except in the carrying out of his or her employment responsibilities hereunder. As a result of Employee's employment by Employer, Employee may also from time to time have access to, or knowledge of, confidential business information or trade secrets of third parties, such as customers, suppliers, partners, joint venturers, and the like, of Employer and its affiliates. Employee also agrees to preserve and protect the confidentiality of such third party confidential information and trade secrets to the same extent, and on the same basis, as Employer's confidential business information and trade secrets. Employee acknowledges that money damages would not be sufficient remedy for any breach of this Article 5 by Employee, and Employer shall be entitled to enforce the provisions of this Article 5 by terminating any payments then owing to Employee under this Agreement and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Article 5, but shall be in addition to all remedies available at law or in equity to Employer, including the recovery of damages from Employee and his or her agents involved in such breach.

     5.3 All written materials, records, and other documents made by, or coming into the possession of, Employee during the period of Employee's employment by Employer which contain or disclose confidential business information or trade secrets of Employer or its affiliates shall be and remain the property of Employer or its affiliates, as the case may be. Upon termination of Employee's employment by Employer, for any reason, Employee promptly shall deliver the same, and all copies thereof, to Employer.

     5.4 If, during Employee's employment by Employer, Employee creates any original work of authorship fixed in any tangible medium of expression which is the subject matter of copyright (such as videotapes, written presentations on acquisitions, computer programs, drawings, maps, architectural renditions, models, manuals, brochures, or the like) relating to Em ployer's business, products, or services, whether such work is created solely by Employee or jointly with others (whether during business hours or otherwise and whether on Employer's premises or otherwise), Employee shall disclose such work to Employer. Employer shall be deemed the author of such work if the work is prepared by Employee in the scope of his or her employment; or, if the work is not prepared by Employee within the scope of his or her employment but is specially ordered by Employer as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a translation, as a supplementary work, as a compilation, or as an instructional text, then the work shall be considered to be work made for hire and Employer shall be the author of the work. If such work is neither prepared by the Employee within the scope of his or her employment nor a work specially ordered and then not deemed to be a work made for hire, then Employee hereby agrees to assign, and by these presents does assign, to Employer all of Employee's worldwide right, title, and interest in and to such work and all rights of copyright therein.

                                    -Page 6-

     5.5 Both during the period of Employee's employment by Employer and thereafter, Employee shall assist Employer and its nominee, at any time, in the protection of Employer's worldwide right, title, and interest in and to information, ideas, concepts, improvements, discoveries, and inventions, and its copyrighted works, including without limitation, the execution of all formal assignment documents requested by Employer or its nominee and the execution of all lawful oaths and applications for applications for patents and registration of copyright in the United States and foreign countries.

ARTICLE 6:  POST-EMPLOYMENT NON-COMPETITION OBLIGATIONS:

     6.1 As part of the consideration for the compensation and benefits to be paid to Employee hereunder, in keeping with Employee's duties as a fiduciary and in order to protect Employer's interests in the confidential information of Employer and the business relationships developed by Employee with the clients and potential clients of Employer, and as an additional incentive for Employer to enter into this Agreement, Employer and Employee agree to the non-competition provisions of this Article 6. Employee agrees that during the period of Employee's non-competition obligations hereunder, Employee will not, directly or indirectly for Employee or for others, in any geographic area or market where Employer or any of its affiliated companies are conducting any business as of the date of termination of the employment relationship or have during the previous twelve months conducted any business:

     (i) engage in any business competitive with the business conducted by Employer; or

     (ii) render advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, in any business competitive with the business conducted by Employer.

If the employment relationship is terminated by Employer for cause under Section 3.1(i) or upon a Voluntary Termination of the employment relationship by Employee prior to the expiration of the Term, these non-competition obligations shall extend until six (6) months after the date of termination of the employment relationship. These non-competition obligations shall not be applicable in the event of an Involuntary Termination.

     6.2 Until five (5) years after termination of the employment relationship, Employee shall not induce any employee of Employer or any of its affiliates to terminate his or her employment with Employer or its affiliates, or hire or assist in the hiring of any such employee by person, association, or entity not affiliated with Employer.

     6.3 Employee understands that the foregoing restrictions may limit his or her ability to engage in certain businesses anywhere in the world during the period provided for above, but acknowledges that Employee will receive sufficiently high remuneration and other benefits (e.g., the right to receive compensation under Section 3.5 for the remainder of the Term upon Involuntary Termination) under this Agreement to justify such restriction. Employee acknowledges that money damages would not be sufficient remedy for any breach of this Article 6 by Employee, and Employer shall be entitled to enforce the provisions of this Article 6 by terminating any payments then owing to Employee under this Agreement and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach. Such remedies shall not be deemed the exclusive remedies for a breach of this Article 6, but shall be in addition to all remedies available at law or in equity to Employer, including, without limitation, the recovery of damages from Employee and his or her agents involved in such breach.

                                    -Page 7-

     6.4 It is expressly understood and agreed that Employer and Employee consider the restrictions contained in this Article 6 to be reasonable and necessary to protect the proprietary information of Employer. Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.



ARTICLE 7:  MISCELLANEOUS:

     7.1. For purposes of this Agreement the terms "affiliates" or "affiliated" means an entity who directly, or indirectly through one or more intermediaries, is controlled by Employer.

     7.2. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to Employer, to:

            Coda Energy, Inc.
            5735 Pineland Drive, Suite 300
            Dallas, Texas  75231
            Attention:  Corporate Secretary

     If to Employee, to the address shown on the first page hereof.

Either Employer or Employee may furnish a change of address to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

     7.3. This Agreement shall be governed in all respects by the laws of the State of Texas, excluding any conflict-of-law rule or principle that might refer the construction of this Agreement to the laws of another State or country.

     7.4. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     7.5. If a dispute arises out of or related to this Agreement, other than a dispute regarding Employee's obligations under Sections 5.2, Article 5, or
Section 6.1, and if the dispute cannot be settled through direct discussions, then Employer and Employee agree first to endeavor to settle the dispute in an amicable manner by mediation, before having recourse to any other pro ceeding or forum. Thereafter, if either party to this Agreement brings legal action to enforce the terms of this Agreement, the party who prevails in such legal action, whether plaintiff or defendant, in addition to the remedy or relief obtained in such legal action shall be entitled to recover its, his, or her expenses incurred in connection with such legal action, including, without limitation, costs of Court and attorneys fees.

     7.6. It is a desire and intent of the parties that the terms, provisions, covenants, and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant, or remedy of this Agreement or the application thereof to any person,

                                    -Page 8-
association, or entity or circumstances shall, to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant, or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any person, association, or entity or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

     7.7. This Agreement shall be binding upon and inure to the benefit of Employer and any other person, association, or entity which may hereafter acquire or succeed to all or substantially all of the business or assets of Employer by any means whether direct or indirect, by purchase, merger, consolidation, or otherwise. Employee's rights and obligations under Agreement hereof are personal and such rights, benefits, and obligations of Employee shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of Employer.

     7.8. This Agreement replaces and merges previous agreements and discussions pertaining to the following subject matters covered herein: the nature of Employee's employment relationship with Employer and the term and termination of such relationship. However, nothing herein precludes Employee from participating in any severance program or policy instituted by the Employer under which Employee is otherwise eligible. This Agreement constitutes the entire agreement of the parties with regard to such subject matters, and contains all of the covenants, promises, representations, warranties, and agreements between the parties with respect such subject matters. Each party to this Agreement acknowledges that no representation, inducement, promise, or agreement, oral or written, has been made by either party with respect to such subject matters, which is not embodied herein, and that no agreement, statement, or promise relating to the employment of Employee by Employer that is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by each party whose rights hereunder are affected thereby, provided that any such modification must be authorized or approved by the Board of Directors of Employer.

     7.9. Termination. If the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate and the parties hereto shall have no further obligations to any other party hereunder.

     IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement in multiple originals to be effective on the date first stated above.

                              CODA ACQUISITION, INC.

                              By:_________________________________
                                 C. John Thompson
                                 Vice President
                              This 30th day of October, 1995


                              J. WILLIAM FREEMAN

                              ___________________________________
                              This 30th day of October, 1995

                                    -Page 9-

                                EXHIBIT "A" TO
                        EXECUTIVE EMPLOYMENT AGREEMENT
             BETWEEN CODA ACQUISITION, INC. AND J. WILLIAM FREEMAN
             -----------------------------------------------------


Employee Name:           J. William Freeman

Term:                    Five (5) Years after the Effective Time

Position:                Vice President - Engineering

Location:                Dallas, Texas

Reporting Relationship:  Chief Operating Officer

Monthly Base Salary:     $14,166.67



                              CODA ACQUISITION, INC.

                              By:_________________________________
                                 C. John Thompson
                                 Vice President
                              This 30th day of October, 1995


                              J. WILLIAM FREEMAN

                              ___________________________________
                              This 30th day of October, 1995

                                   -Page 10-